Dryden High Yield Fund, Inc.

Supplement dated August 31, 2007

to the Prospectus and Statement of Additional Information (SAI) dated March 1, 2007

_______________________________________________________________________

The Board of Directors of Dryden High Yield Fund, Inc. (the Fund) has approved changes to certain of the investment policies of the Fund. These changes are described below.

Derivatives

The Fund currently may invest in derivatives, including swaps, in varying amounts, but usually less than 10% of the Fund’s investable assets. This policy will change to permit the Fund to invest in all types of derivatives (including swaps) up to 25% of the Fund’s net assets.

To reflect this change the “Derivatives” table appearing in the section of the Prospectus entitled “How the Fund Invests—Investment Risks” is revised by changing the amount of Fund assets that may be invested in derivatives (including swaps) to 25% of net Fund assets.

Short Sales

The Fund does not currently enter into short sales of securities. Effective as of August 31, 2007, the Fund may enter into short sales of securities.

To reflect this change, the section of the Prospectus entitled “How the Fund Invests—Other Investments & Strategies” is revised by including the following discussion pertaining to short sales:

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales “against the box.” In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

To further reflect this change, the following table discussing the risks and potential rewards of engaging in short sales is added to the section of the Prospectus entitled “How the Fund Invests—Investment Risks:”

Short Sales (up to 25% of net assets)
Risks	Potential Rewards

LR00155

•     May magnify underlying investment losses

•     Share price volatility can magnify losses because underlying security must be replaced at a specific time.

•     Investment costs may exceed potential underlying investment gains

•     Short sales pose the risk of potentially unlimited loss

•     Short sales “against the box” give up the opportunity for capital appreciation in the security. Short sales “against the box” are not subject to the 25% of net assets limitation

• May magnify underlying investment gains

To further reflect this change, Part I of the SAI is hereby revised by denoting short sales and short sales against-the-box as Fund investment strategies in the table entitled “Fund Investments and Strategies” appearing in the section of Part I entitled “Fund Classification, Investment Objectives & Policies.”

Borrowing and Leverage

The Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements in the future, as circumstances warrant.

To reflect this change, the section of the Prospectus entitled “How the Fund Invests—Other Investments and Strategies” is revised by adding the following new discussion:

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements, where the Fund sells a security with an obligation to repurchase it at an agreed-upon price and time. Reverse repurchase agreements that involve borrowing to take advantage of investment opportunities, a practice known as leverage, could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. In addition, interest costs and investment fees relating to leverage may exceed potential investment gains.

Dollar Rolls.  The Fund may enter into dollar rolls in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

To further reflect this change, Part II of the SAI is revised by deleting the last sentence of the section entitled “Borrowing and Leverage” and substituting the following new sentence:

Certain funds may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

Swap Agreements

The SAI currently provides in Part II, in the section entitled “Swap Agreements,” that the Fund’s net obligations in respect of all swap agreements is limited to 15% of net assets. As discussed above under

LR00155

“Derivatives,” the Fund has adopted a uniform investment limitation of 25% of net Fund assets with respect to all derivatives, including swap agreements. Accordingly, to reflect this change, Part II of the SAI is revised by deleting the last sentence of the section entitled “Swap Agreements” and substituting the following new sentence:

Unless otherwise noted, a Fund’s net obligations in respect of all swap agreements (i.e., the aggregate net amount owned by the Fund) is limited to 15% of net Fund assets.

LR00155